UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2003

COMMUNITY FIRST BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

520 Main Avenue
Fargo, North Dakota		58124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.	Not Applicable

ITEM 2.	Not Applicable.

ITEM 3.	Not Applicable.

ITEM 4.	Not Applicable.

ITEM 5.	Not Applicable.

ITEM 6.	Not Applicable.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1

Slides of presentation at an investor conference given by Mark Anderson, Chief Executive Officer and Thomas Anderson, Executive Vice President, at Howe Barnes 8th Annual Community Bank Conference on June 4, 2003, in Chicago, Illinois, and at the Keefe, Bruyette & Woods, Inc., Midwestern Bank Conference on June 5, 2003 in Chicago, Illinois.

ITEM 8.	Not Applicable.

ITEM 9.	REGULATION FD DISCLOSURE.

                Community First Bankshares, Inc. (the “Company”) is furnishing as Exhibit 99.1 a copy of a slide presentation that the Company’s Chief Executive Officer and Executive Vice President delivered in Chicago, Illinois at conferences sponsored by Howe Barnes and Keefe, Bruyette & Woods, Inc. on June 4 and June 5, 2003.

                The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

ITEM 10.	Not Applicable.

ITEM 11.	Not Applicable.

ITEM 12.	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: June 4, 2003	By	/s/ Mark A. Anderson
Mark A. Anderson, Chief Executive Officer